EXHIBIT 32.3

CALIFORNIA PIZZA KITCHEN, INC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report of California Pizza Kitchen, Inc (the “Company”) on Form 10-K for the fiscal year ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan M. Collyns, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2009

By:	/s/ SUSAN M. COLLYNS
Susan M. Collyns Chief Financial Officer and Chief Operating Officer

*	This certificate accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.